EXHIBIT 10.43


                            NONCOMPETITION AGREEMENT



     THIS NON-COMPETITION AGREEMENT (the "AGREEMENT") is made and entered into as of February 29, 2000 (the "AGREEMENT DATE"), by and between COPPER MOUNTAIN NETWORKS, INC., a Delaware corporation (the "PARENT"), ONPREM NETWORKS, INC., a California corporation ("COMPANY"), and WIL COCHRAN ("Employee"). Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Merger Agreement.

                                    RECITALS

     A. As a key employee, substantial stockholder and optionholder of the Company, Employee has obtained extensive and valuable knowledge and confidential information concerning the business of the Company.

     B. Parent and the Company have entered into an Agreement and Plan of Merger and Reorganization (the "MERGER AGREEMENT") of even date herewith, providing for the acquisition by Parent of the Company pursuant to a merger of a wholly owned subsidiary of Parent ("MERGER SUB") with and into the Company (the "MERGER"). This Agreement will become effective on the date the Merger becomes effective (the "Closing Date").

     C. In connection with the Merger, Employee (i) will receive substantial benefits as a result of the Merger; (ii) has been offered employment with Parent contingent upon the occurrence of and following the Closing Date; and (iii) will be paid four hundred thousand dollars ($400,000) during the term of this Agreement, contingent upon Employee's continued compliance with the terms of this Agreement. Employee will be paid one hundred twenty-five thousand dollars ($125,000) in each of the first and second years of this Agreement, in equal monthly installments. Employee will be paid one hundred fifty thousand dollars ($150,000) during the third year of this Agreement in equal monthly installments. The Employee's right to receive the payments provided for herein shall cease and be rendered a nullity immediately should the Employee violate any provision of this Agreement. Employee's right to receive the payments provided for herein are not contingent on Employee's employment with the Company. As an inducement to Parent and Merger Sub to consummate the Merger and enable Parent and Merger Sub to secure more fully the benefits of the Merger and for the additional consideration provided herein, Employee has agreed not to compete in the manner and to the extent herein set forth in this Agreement.

     D. Employee's obligations under this Agreement are separate and independent from Employee's obligations under the Employment Agreement which Employee will simultaneously enter into with the Company. Employee's obligations under this Agreement will remain in full force and effect during the term of the Noncompetition Agreement, regardless of whether Employee remains employed with the Company.

     E. Parent has requested, as a condition precedent to executing the Merger Agreement and consummating the transactions contemplated by the Merger Agreement, that Employee execute and deliver this Agreement, and Employee desires to enter into this Agreement.

                                       1.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants herein contemplated and intending to be legally bound hereby, the parties hereto agree as follows:

     1. RESTRICTION ON COMPETITION. In order to induce the Company to consummate the Merger and for other good and valuable consideration as provided herein, Employee agrees that, during the Noncompetition Period, Employee shall not:

        (a) engage directly or indirectly in Competition in any Restricted Territory; or

        (b) directly or indirectly be or become an officer, director, stockholder, owner, co-owner, Affiliate, partner, promoter, employee, agent, representative, designer, consultant, advisor, manager, licensor, sublicensor, licensee or sublicensee of, for or to, or otherwise be or become associated with or acquire or hold (of record, beneficially or otherwise) any direct or indirect interest in, any Person that engages directly or indirectly in Competition in any Restricted Territory;

     provided, however, that Employee may, without violating this Section 1, own, as a passive investment, shares of capital stock of a publicly-held corporation that engages in Competition if (i) such shares are actively traded on an established national securities market in the United States, (ii) the number of shares of such corporation's capital stock that are owned beneficially (directly or indirectly) by Employee and the number of shares of such corporation's capital stock that are owned beneficially (directly or indirectly) by Employee's Affiliates collectively represent less than one percent of the total number of shares of such corporation's capital stock outstanding, and
(iii) neither Employee nor any Affiliate of Employee is otherwise associated directly or indirectly with such corporation or with any Affiliate of such corporation.

     2. NO HIRING OR SOLICITATION OF EMPLOYEES. Employee agrees that, during the Noncompetition Period, Employee shall not, and shall not permit any of his Affiliates to: (a) hire any Specified Employee, or (b) directly or indirectly, personally or through others, encourage, induce, attempt to induce, solicit or attempt to solicit (on Employee's own behalf or on behalf of any other Person) any Specified Employee or any other employee to leave his or her employment with Parent, the Company or any of Parent's other subsidiaries. (For purposes of this Section 2, "Specified Employee" shall mean any individual who (i) is or was an employee of Parent, the Company or any of the Company's other subsidiaries on the date of this Agreement or during the 180-day period ending on the date of this Agreement, and (ii) remains or becomes an employee of Parent, the Company or any of the Company's other subsidiaries on the date of this Agreement or at any time during the Noncompetition Period.

     3. ACKNOWLEDGEMENTS BY EMPLOYEE. Employee acknowledges that by virtue of his position with the Company he or she has developed considerable expertise in the business operations of the Company and has had extensive access to trade secrets and other confidential information of the Company. Employee recognizes that Parent would be irreparably damaged, and its substantial investment in the Company materially impaired, if Employee were to enter into an activity competing with the business of Parent, the Company (or any subsidiary, successor or acquiror of Parent or the Company) in violation of the terms of this Agreement or if

                                       2.

Employee were to disclose or make unauthorized use of any confidential information concerning the business of Parent, the Company (or any subsidiary, successor or acquiror of Parent or the Company). Accordingly, Employee expressly acknowledges that he or she is voluntarily entering into this Agreement and that the terms and conditions of this Agreement are fair and reasonable to Employee in all respects.

     4. CONFIDENTIALITY. Employee agrees that he shall hold all Confidential Information in strict confidence and shall not at any time (whether during or after the Noncompetition Period): (a) reveal, report, publish, disclose or transfer any Confidential Information to any Person (other than Parent or the Company), except in the performance of his obligations as an employee of Parent;
(b) use any Confidential Information for any purpose, except in the performance of his obligations as an employee of Parent; or (c) use any Confidential Information for the benefit of any Person (other than Parent or the Company.) Employee agrees that as a condition of his employment with Parent, he will execute the Proprietary Information & Inventions Agreement, attached to the Employment Agreement he will enter into with Parent effective the Closing Date.

     5. REPRESENTATIONS AND WARRANTIES. Employee represents and warrants, to and for the benefit of the Indemnitees, that: (a) he has full power and capacity to execute and deliver, and to perform all of his obligations under, this Agreement; and (b) neither the execution and delivery of this Agreement nor the performance of this Agreement will result directly or indirectly in a violation or breach of (i) any agreement or obligation by which Employee or any of his Affiliates is or may be bound, or (ii) any law, rule or regulation. Employee's representations and warranties shall survive the expiration of the Noncompetition Period for an unlimited period of time.

     6. INJUNCTIVE RELIEF. Employee agrees that he is obligated under this Agreement to render services and comply with covenants of a special, unique, unusual and extraordinary character, thereby giving this Agreement peculiar value so that the loss of such service or violation by Employee of this Agreement, including but not limited to, Sections 1, 3 and 4 herein could not reasonably or adequately be compensated in damages at law. Therefore, notwithstanding Section 15 herein, Employee agrees that, in the event of any breach or threatened breach by Employee of any covenant or obligation contained in this Agreement, each of Parent, the Company and any of Parent's or the Company's other subsidiaries and the other Indemnitees shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Employee further agrees that no Indemnitee shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 6, and Employee irrevocably waives any right he may have to require any Indemnitee to obtain, furnish or post any such bond or similarly instrument.

     7. INDEMNIFICATION. Without in any way limiting any of the rights or remedies otherwise available to any of the Indemnitees, Employee shall indemnify and hold harmless each Indemnitee against and from any loss, damage, injury, harm, detriment, lost opportunity, liability, exposure, claim, demand, settlement, judgment, award, fine, penalty, tax, fee (including attorneys' fees), charge or expense (whether or not relating to any third-party claim) that is

                                       3.

directly or indirectly suffered or incurred at any time (whether during or after the Noncompetition Period) by such Indemnitee, or to which such Indemnitee otherwise becomes subject at any time (whether during or after the Noncompetition Period), and that arises directly or indirectly out of or by virtue of, or relates directly or indirectly to, (a) any inaccuracy in or breach of any representation or warranty contained in this Agreement, or (b) any failure on the part of Employee to observe, perform or abide by, or any other breach of, any restriction, covenant, obligation or other provision contained in this Agreement.

     8. NON-EXCLUSIVITY. The rights and remedies of Parent, the Company, and the other Indemnitees under this Agreement are not exclusive of or limited by any other rights or remedies which they may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of Parent, the Company, and the other Indemnitees under this Agreement, and the obligations and liabilities of Employee under this Agreement, are in addition to their respective rights, remedies, obligations and liabilities under the law of unfair competition, under laws relating to misappropriation of trade secrets, under other laws and common law requirements and under all applicable rules and regulations. Nothing in this Agreement shall limit any of Employee's obligations, or the rights or remedies of Parent, the Company or any of the other Indemnitees, under the Merger Agreement; and nothing in the Merger Agreement shall limit any of Employee's obligations, or any of the rights or remedies of Parent, the Company or any of the other Indemnitees, under this Agreement. No breach on the part of Parent, the Company or any other party of any covenant or obligation contained in the Merger Agreement, or any other agreement shall limit or otherwise affect any right or remedy of Parent, the Company or any of the other Indemnitees under this Agreement.

     9. SEVERABILITY. If any provision of this Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Agreement. Each provision of this Agreement is separable from every other provision of this Agreement, and each part of each provision of this Agreement is separable from every other part of such provision.

     10. GOVERNING LAW. This Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of laws).

     11. WAIVER. No failure on the part of Parent, the Company or any other Indemnitee to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Parent, the Company or any other Indemnitee in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

                                       4.

No Indemnitee shall be deemed to have waived any claim of such Indemnitee arising out of this Agreement, or any power, right, privilege or remedy of such Indemnitee under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Indemnitee; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

     12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of Employee and his heirs, executors, estate, personal representatives and legal representatives. This Agreement shall be binding upon and shall inure to the benefit of Parent, the Company, and the other Indemnitees. Each of Parent, the Company, and the other Indemnitees may freely assign any or all of its rights under this Agreement, at any time, in whole or in part, to any Person without obtaining the consent or approval of Employee or of any other Person. Because of the unique and personal nature of Employee's duties under this Agreement, neither this Agreement nor any rights or obligations under this Agreement shall be assignable by Employee.

     13. INTEGRATION. This Agreement forms the complete and exclusive statement of the terms of Employee's agreement with Parent and the Company regarding the subject matter herein.

     14. FURTHER ASSURANCES. Employee shall (at Employee's sole expense) execute and/or cause to be delivered to each Indemnitee such instruments and other documents, and shall (at Employee's sole expense) take such other actions, as such Indemnitee may reasonably request at any time (whether during or after the Noncompetition Period) for the purpose of carrying out or evidencing any of the provisions of this Agreement.

     15. ARBITRATION. To ensure rapid and economical resolution of any disputes which may arise under this Agreement, Employee and the Company agree that any and all disputes or controversies of any nature whatsoever, arising from or regarding the interpretation, performance, enforcement or breach of this Agreement shall be resolved by confidential, final and binding arbitration (rather than trial by jury or court or resolution in some other forum) to the fullest extent permitted by law. Any arbitration proceeding pursuant to this Agreement shall be conducted by the American Arbitration Association ("AAA") in Palo Alto, California under the then existing employment-related AAA arbitration rules. If for any reason all or part of this arbitration provision is held to be invalid, illegal, or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other portion of this arbitration provision or any other jurisdiction, but this provision will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable part or parts of this provision had never been contained herein, consistent with the general intent of the parties insofar as possible.

EMPLOYEE HAS READ Section 15 AND IRREVOCABLY AGREES TO ARBITRATE ANY DISPUTE IDENTIFIED ABOVE. ______ (EMPLOYEE'S INITIALS)

     16. CAPTIONS. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

                                       5.

     17. CONSTRUCTION. Whenever required by the context, the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; and the neuter gender shall include the masculine and feminine genders. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement. Neither the drafting history nor the negotiating history of this Agreement shall be used or referred to in connection with the construction or interpretation of this Agreement. As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, and shall be deemed to be followed by the words "without limitation." Except as otherwise indicated in this Agreement, all references in this Agreement to "Sections" are intended to refer to Sections of this Agreement.

     18. SURVIVAL OF OBLIGATIONS. Except as specifically provided herein, the obligations of Employee under this Agreement (including the obligations under Sections 3, 4, 6 and 12) shall survive the expiration of the Noncompetition Period. The expiration of the Noncompetition Period shall not operate to relieve Employee of any obligation or liability arising from any prior breach by Employee of any provision of this Agreement.

     19. OBLIGATIONS ABSOLUTE. Employee's obligations under this Agreement are absolute and shall not be terminated or otherwise limited by virtue of any breach (on the part of Parent, the Company, any other Indemnitee or any other Person) of any provision of the Merger Agreement or any other agreement, or by virtue of any failure to perform or other breach of any obligation of Parent, the Company, any other Indemnitee or any other Person.

     20. AMENDMENT. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of Employee, and Parent (or any successor to Parent, the Company (or any successor to Parent or the Company).

     21. DEFINED TERMS. For purposes of this Agreement:

         (a) "Affiliate" means, with respect to any specified Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such specified Person.

         (b) A Person shall be deemed to be engaged in "Competition" if: such Person or any of such Person's subsidiaries or other Affiliates is engaged directly or indirectly in any manner or capacity, as adviser, principal, agent, affiliate, promoter, partner, officer, director, employee, stockholder, owner, co-owner, consultant, or member of any association or otherwise, in any phase of the business of designing, developing, manufacturing, assembling, promoting, selling, supplying, distributing, reselling, installing, supporting, maintaining, repairing, refurbishing, licensing, sublicensing, financing, leasing or subleasing any products or services which relate to Digital Subscriber Line (DSL) solutions and/or related network management tools. Pursuant to this Section, if, subsequent to his employment with the Company, Employee undertakes employment with an entity whose business includes activities relating to DSL solutions and/or related network management tools, but Employee's activities for the entity do not include participating in or responsibility for such DSL solutions or related management tool aspects of the entity's business, Employee shall not be in violation of this Section.

                                       6.

         (c) "Confidential Information" means any non-public information (whether or not in written form and whether or not expressly designated as confidential) relating directly or indirectly to the business, operations, financial affairs, performance, assets, technology, processes, products, contracts, customers, licensees, sublicensees, suppliers, personnel, consultants or plans of Parent, the Company or any of Parent or the Company's other subsidiaries (including any such information consisting of or otherwise relating to trade secrets, know-how, technology, inventions, prototypes, designs, drawings, sketches, processes, license or sublicense arrangements, formulae, proposals, research and development activities, customer lists or preferences, pricing lists, referral sources, marketing or sales techniques or plans, operations manuals, service manuals, financial information, projections, lists of consultants, lists of suppliers or lists of distributors); provided, however, that "Confidential Information" shall not be deemed to include information of Parent, or the Company that is already publicly known and in the public domain through no direct or indirect action of Employee.

         (d) "Indemnitees" shall include: (i) Parent; (ii) the Company; (iii) each Person (other than Employee) who is or becomes an Affiliate of Parent or the Company; and (iv) the successors and assigns of each of the Persons referred to in clauses "(i)", "(ii)" and "(iii)" of this sentence.

         (e) "Noncompetition Period" shall mean the term of this Agreement and shall be the period commencing on the date of this Agreement and ending on the third anniversary of the effective date of this Agreement.

         (f) "Person" means any: (i) individual; (ii) corporation, general partnership, limited partnership, limited liability partnership, trust, company (including any limited liability company or joint stock company) or other organization or entity; or (iii) governmental body or authority.

         (g) "Restricted Territory" means the entire world.

                                       7.

     IN WITNESS WHEREOF, Employee has duly executed and delivered this Non-Competition Agreement as of the date first above written.



                        /s/ WILSON O. COCHRAN, II
                        --------------------------------------------------
                        WIL COCHRAN


                        Address:
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                        Telephone No.:(  )          Facsimile:(  )
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                                       8.